November 21, 2008 Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FOCUS GROWTH PORTFOLIO
Class X and Class Y
Dated May 1, 2008

The third paragraph of the section of the Prospectus entitled “The Portfolio — Principal Investment Strategies” is hereby deleted and replaced with the following:

Up to 25% of the Portfolio’s net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD FG 11/08